FIRST AMENDMENT
                                       TO
                               LIMITED LIABILITY
                               COMPANY AGREEMENT
                                       OF
                            STORAGE PORTFOLIO I LLC


     THE FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT (this "FIRST AMENDMENT") of STORAGE PORTFOLIO I LLC, a Delaware limited liability company (the "Company"), dated as of June 7, 1999, amends the Limited Liability Company Agreement, dated as of May 13, 1999, by and between SUSA PARTNERSHIP, L.P., a Tennessee limited partnership ("Storage"), as a Member and the Manager, and FREAM No. 18 LLC, a Delaware limited liability company ("Investor"), as a Member of the Company (the "LLC AGREEMENT").

     WHEREAS, the Members have determined to amend certain provisions of the LLC Agreement relating to capital expenditures, monthly reporting by the LLC and the conversion rights of Investor.

     NOW, THEREFORE, in consideration of the mutual promises made herein, the parties agree as follows:

     1. Section 6.3. Section 6.3(b) of the LLC Agreement is amended to add at the end of the first sentence:

            ", provided, that the balance sheet and profit and loss statements referred to on Schedule 6.3 shall be prepared on both a consolidated and an individual Property basis."

     2. Section 9.3(b). Section 9.3(b) of the LLC Agreement is amended by:


            (a) striking the first clause of the fourth sentence (up to, but not including the first comma) and substituting the following in its place (additions are indicated by italics):

                  If Storage REIT elects to purchase Investor's Membership Interest for the REIT Shares Amount and if (i) the Market Price calculated as of the Valuation Date differs by more than five percent (5%) from the Market Price Calculated as of the date Investor issued the Conversion Notice or (ii) the Investor determines in its reasonable discretion exercised in good faith that its ownership of the REIT Shares would result in a violation of internal stock ownership limits applicable to Investor, any of its members or any Affiliates of such entities,

            (b) adding the following sentence to the end of Section 9.3(b):

                  If Investor rescinds its Conversion Notice pursuant to clause
                  (ii) of the fourth sentence of this subparagraph, Investor shall reimburse the Company for any and all costs and expenses incurred by the Company in connection with such Conversion Notice and such rescission, including, without limitation, the determination of the Fair Market Value of the Properties; the Investor shall be permitted to rescind only one Conversion Notice pursuant to such clause (ii) during any twelve-month period.

     3. Section 9.3(d). Section 9.3(d) of the LLC Agreement is amended by

            (a) striking the first clause of the fifth sentence (up to and including the first comma) and substituting the following in its place (additions are indicated by italics):

                  If Storage REIT elects pursuant to clause (C)(i) of the preceding sentence to purchase Investor's Membership Interest in exchange for REIT Shares and if (i) the Market Price calculated as of the Valuation Date differs by more than five percent (5%) from the Market Price calculated as of the date Investor issued the Conversion Notice, or (ii) the Investor determines in its reasonable discretion exercised in good faith that its ownership of the REIT Shares would result in a violation of internal stock ownership limits applicable to Investor, any of its members or any Affiliates of such entities,


            (b) adding the following sentence to the end of Section 9.3(d):

                  If Investor rescinds its Conversion Notice pursuant to clause
                  (ii) of the fifth sentence of this subparagraph, Investor shall reimburse the Company for any and all costs and expenses incurred by the Company in connection such Conversion Notice and such rescission, including, without limitation, with the determination of the Fair Market Value of the Properties; the Investor shall by permitted to rescind only one Conversion Notice pursuant to such clause (ii) during any twelve-month period.

                  [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this First Amendment has been duly executed as of June 7, 1999.

                         STORAGE PORTFOLIO I LLC

                         By: SUSA PARTNERSHIP, L.P., Manager

                         By STORAGE USA, INC., Its General Partner

                         By:/s/ Morris J. Kriger
                         -------------------------------------
                         Name:  Morris J. Kriger
                         Title: Executive Vice President

                         SUSA PARTNERSHIP, L.P., as a Member

                         By STORAGE USA, INC., Its General Partner

                         By: /s/ Morris J. Kriger
                         -------------------------------------
                         Name:  Morris J. Kriger
                         Title: Executive Vice President


                         FREAM No. 18 LLC,
                         a Delaware limited liability company

                         By: Fidelity Management Trust Company,
                             as agent and not individually

                         By: /s/ Thomas P. Lavin
                         -------------------------------------
                                 Thomas P. Lavin
                                 Vice President

                         Storage USA, Inc. joins this Agreement for purposes of consenting to the amendments to Section 9.4 herein.


                         STORAGE USA, INC.

                         By: /s/ Morris J. Kriger
                         -------------------------------------
                         Name:  Morris J. Kriger
                         Title: Executive Vice President